UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007 (October 18, 2007)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 4300 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 18, 2007, Transmeridian Exploration Incorporated (the “Company”) issued a press release announcing that the Company commenced transporting oil from its South Alibek Field through its proprietary pipeline connection to the regional export pipeline system; such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release by Transmeridian Exploration Incorporated, dated October 18, 2007, announcing that it commenced transporting oil from its South Alibek Field through its proprietary pipeline connection to the regional export pipeline system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: October 19, 2007	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release by Transmeridian Exploration Incorporated, dated October 18, 2007, announcing that it commenced transporting oil from its South Alibek Field through its proprietary pipeline connection to the regional export pipeline system.